EXHIBIT 10.6

EIGHTH AMENDMENT TO LEASE

THIS Eighth Amendment to Lease (this “Amendment”) is entered into as of March 31, 2008 (“Effective Date”), between NNN 100 Cyberonics Drive, LLC, NNN 100 Cyberonics Drive 1, LLC, NNN 100 Cyberonics Drive 2, LLC, NNN 100 Cyberonics Drive 3, LLC, NNN 100 Cyberonics Drive 4, LLC, NNN 100 Cyberonics Drive 5, LLC, NNN 100 Cyberonics Drive 6, LLC, NNN 100 Cyberonics Drive 7, LLC, NNN 100 Cyberonics Drive 8, LLC, NNN 100 Cyberonics Drive 9, LLC, NNN 100 Cyberonics Drive 10, LLC, NNN 100 Cyberonics Drive 11, LLC, NNN 100 Cyberonics Drive 12, LLC, NNN 100 Cyberonics Drive 13, LLC, NNN 100 Cyberonics Drive 14, LLC, each one a Delaware limited liability company (“Landlord”), acting by and through Triple Net Properties Realty, Inc. (“Agent for Landlord”), successor-in-interest to and assignee  of  Space Center Operating Associates, L.P., and CYBERONICS, INC., a Delaware corporation (“Tenant”).

RECITALS:

A.           Space Center Operating Associates, L.P. and Tenant entered into a certain Lease Agreement (the “Lease Agreement”) dated effective December 5, 2002, as amended by amendment to lease dated March 3, 2003 (the “First Amendment”) second amendment to lease, dated October 2, 2003  (the “Second Amendment “),  third amendment to lease dated March 11, 2004 (the “Third Amendment”), fourth amendment to the lease agreement dated March 23, 2005 (the “Fourth Amendment”), fifth amendment to the lease agreement dated May 5, 2005 (the “Fifth Amendment”), sixth amendment to the lease agreement dated as of July 13, 2005 (the “Sixth Amendment”), and seventh amendment to lease dated as of December 28, 2007 (the “Seventh Amendment”) (the Lease Agreement, as previously amended, and this Amendment are hereinafter collectively referred to as the “Lease”);

B.           Following the surrender of Suites 115 and 140 on or about December 1, 2007, the Premises comprised a total of 131,824 Rentable Square Feet, consisting of Suites 102, 103, 105, 106, 107, 110, 127, 130, 143, 150, 160, 200, 203, 300, 400, 500, and 600, and Tenant’s Proportionate Share of the Building was 91.33%;

C.           Following the surrender of Suites 102 and 130 on or about March 1, 2008, the Premises comprise a total of 129,769 Rentable Square Feet, consisting of Suites 103, 105, 106, 107, 110, 127, 143, 150, 160, 200, 203, 300, 400, 500, and 600, and Tenant’s Proportionate share of the Building is 89.90%; and

D.           The parties now desire to modify the provisions concerning surrender of the Surrendered Spaces, upon the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby amend the Lease as follows:

AGREEMENTS:

1.           Definitions.  All terms not otherwise defined herein shall have the meanings given them in the Lease Agreement.

2.           Premises.   Paragraph 2 of the Seventh Amendment is modified by deleting the chart contained therein and substituting the following chart and new language:

Surrender Date	Suite No.	Square Footage of Surrendered Space	Remaining RSF	Proportionate Share following Surrender
12/01/07	115 and 140	2,323	131,824	91.33%
03/01/08	130 and 102	2,055	129,769	89.90%
03/31/08	2XX	11,440	118,329	81.98%
06/01/08	127	3,852	114,477	79.31%

The parties acknowledge the vacation and surrender of Suite 115 as of December 1, 2007.  The term “Suite 2XX” shall mean that certain portion of the second level of the Premises leased by Tenant under the terms of the Lease, being sometimes referred to in the Lease as Suites 200 and 203.

3.           Entry into Suite 2XX.  Between the Effective Date of this Amendment and the March 31, 2008 Surrender Date for Suite 2XX, in partial consideration for Landlord’s agreement to permit Tenant to surrender Suite 2XX earlier than agreed to in the Seventh Amendment, Tenant hereby consents and agrees that Landlord shall have the right to enter Suite 2XX for the sole purpose of making any leasehold improvements in connection with Landlord’s lease of Suite 2XX to SGT, Inc., or an affiliate thereof (“SGT”), and that Landlord may permit SGT to enter Suite 2XX in order to install its furniture, fixtures and equipment, wiring and cabling; provided, however, that the consent and agreement contained herein is not intended to nor shall it permit SGT to take occupancy of Suite 2XX prior to the March 31, 2008 Surrender Date.  No such entry by Landlord or SGT shall be deemed to effect a surrender or acceptance of surrender of Suite 2XX any other portion of the Premises, or a breach of Landlord’s covenant of quiet possession, and the Lease shall remain in full force and effect, except as expressly modified hereby.  Landlord acknowledges that Landlord’s indemnity of Tenant and waiver of claims and subrogation set forth in Section 14 of the Lease Agreement applies to the entry of Landlord and SGT into Suite 2XX prior to the March 31, 2008 Surrender Date.

4.           Base Rent.  The rent schedule set forth in Paragraph 4 of the Seventh Amendment is deleted and replaced with the following:

Lease Years	Annual Base Rent per Rentable Square Foot	Monthly Base Rent Payment
11/ 01/07 – 11/30/07	$21.50	$240,346.71
12/01/07 – 12/31/07	$21.50	$236,184.47
01/01/08 – 02/29/08	$22.00	$241,677.33
03/01/08 – 03/31/08	$22.00	$237,909.83
04/01/08 – 05/31/08	$22.00	$216,936.50
06/01/08 – 08/31/08	$22.00	$209,874.75
09/01/08 – 12/31/08	$22.00	$209,874.75
01/01/09 – 12/31/09	$22.50	$214,644.38
01/01/10 – 12/31/ 10	$23.00	$219,414.25
01/01/11 – 12/31/11	$23.50	$224,184.13
01/01/12 – 12/31/12	$24.00	$228,954.00
01/01/13 – 12/31/13	$24.50	$233,723.88
01/01/14 – 12/31/14	$25.00	$238,493.75

5.           Base Rent Credit.  Paragraph 4 of the Seventh Amendment is further amended to include the following:  “The Base Rent payable by Tenant hereunder shall be subject to a credit in the total amount of $2,143.75, which credit is attributable to the Base Rent paid for Suite 115 despite the surrender of Suite 115 on December 1, 2007 and which shall be offset against Monthly Base Rent otherwise payable by Tenant on a dollar-for-dollar basis commencing with the Base Rent Payment due April 1, 2008 until the credit is depleted.

6.           Certain Personal Property and Equipment.  Tenant hereby agrees that all furniture and furnishings located in Suite 2XX on the Effective Date of this Amendment (the “Furniture”) listed on Exhibit A hereto, and all wiring and data cabling installed by or for Tenant in or serving Suite 2XX shall be and become the property of Landlord upon the Surrender Date for Suite 2XX, without additional consideration therefore, as fully as though conveyed and transferred by bill of sale.  Tenant conveys and transfers the Furniture, wiring and cabling, in AS IS, WHERE IS condition, without any warranties, express or implied, except for warranties of title.  Tenant warrants that Tenant owns the Furniture, wiring and cabling; the Furniture, wiring and cabling are unencumbered; the transfer of the Furniture, wiring and cabling will not violate any agreement to which Tenant is a party or by which Tenant is bound; and Tenant has full power and authority to transfer and convey title to the Furniture, wiring and cabling.  Notwithstanding anything to the contrary contained herein, it is specifically understood and agreed by the parties that the card access system and related equipment serving Suite 2XX shall be excluded from the conveyance contained herein.

7.           Brokerage.   Landlord and Tenant each represent and warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Amendment.  Tenant and Landlord shall each indemnify and hold the other harmless from all liability arising from any claim by any broker claiming by, through or under the indemnifying party.

8.           Anti-Terrorism Statutes.  Tenant hereby represents and warrants to Landlord that Tenant is not: (1) in violation of any Anti-Terrorism Law; (2) conducting any business or engaging in any transaction or dealing with any Prohibited Person, including the making or receiving or any  contribution of funds, goods or services to or for the benefit of any Prohibited Person; (3) dealing in, or otherwise engaging in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224; (4) engaging in or conspiring to engage in any transaction that evades or avoids, or had the purpose of evading or avoiding, or attempts to violate any of the prohibitions set forth in any Anti-Terrorism Law; or (5) a Prohibited Person, nor are any of its partners, members, managers, officers or directors a Prohibited Person.  As used herein, “Antiterrorism Law” is defined as any law relating to terrorism, anti-terrorism, money laundering or anti-money laundering activities, including Executive Order No. 13224 and Title 3 of the USA Patriot Act.  As used herein “Executive Order No. 13224” is defined as Executive Order No. 13224 on Terrorist Financing effective September 24, 2001, and relating to “Blocking Property and Prohibiting Transactions With Persons Who Commit, or Support Terrorism” “Prohibited Person” is defined as (1) a person or entity that is listed in the Annex to Executive Order 13224; (ii) a person or entity with whom Tenant or Landlord is prohibited from dealing or otherwise engaging in any transaction by any Anti Terrorism Law, or (iii) a person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office Of Foreign Assets Control as its official website, http://www.treas.gov/ofac/t11sdn.pdf  or at any replacement website or other official publication of such list.  “USA Patriot Act” is defined as the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001” (Public Law 107-56).

9.           Full Force and Effect; Condition Precedent.  Except as extended by this Amendment, all terms and conditions of the Lease shall remain in full force and effect and Landlord and Tenant shall be bound thereby.    Tenant hereby represents, warrants and agrees that:  (a)  there exists no breach, default or event of default by Landlord under the Lease, or any event or condition which, with notice or passage of time or both, would constitute a breach, default or event of default by Landlord under the Lease, (b) the Lease continues to be a legal, valid and binding agreement and obligation of Tenant, and (c) Tenant has no offset or defense to its performance or obligations under the Lease.  Tenant hereby waives and releases all demands, charges, claims, accounts or causes of action of any nature against Landlord or Landlord’s employees or agents (including Agent), including without limitation, both known and unknown demands, charges, claims, accounts, and causes of action that have arisen out of or in connection with the Lease or Tenant’s occupancy of the Premises under the Lease.  The obligations of the parties under this Amendment are subject to and conditioned upon receipt by Landlord of a lease with SGT for Suite 2XX acceptable to Landlord.  Landlord will promptly notify Tenant when the condition has been satisfied.

10.           Authority.  Each party represents and warrants that it has due power and lawful authority to execute and deliver this Amendment and to perform its obligations under the Lease; and the Lease and this Amendment are the valid, binding and enforceable obligations of such party.

[Signatures follow]

EXECUTED as of the date first written above.

LANDLORD:	TENANT:

TRIPLE NET PROPERTIES REALTY,	CYBERONICS, INC.
INC., Agent for Landlord

By:	By:/s/DANIEL J MOORE
Name:	Name: Daniel J Moore
Title:	Title: President & CEO

Date:	Date:

               Date:

EXHIBIT A

FURNITURE

Bookcase (black metal)
File Cabinet (HON)
HON File Cabinet
HON File Cabinet
HON File Cabinet
HON File Cabinet
HON File Cabinet
HON File Cabinet
HON File Cabinet
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair
HON Task Chair (pattern)
HON Task Chair (pattern)
HON Task Chair (pattern)
Jasper Office Chair
Jasper Reception Desk
KI Credenza
KI Credenza
KI Credenza
KI Credenza
KI Cubicle Workstations 1
KI Cubicle Workstations 10
KI Cubicle Workstations 11
KI Cubicle Workstations 12
KI Cubicle Workstations 13
KI Cubicle Workstations 14
KI Cubicle Workstations 15
KI Cubicle Workstations 16
KI Cubicle Workstations 17
KI Cubicle Workstations 18
KI Cubicle Workstations 19
KI Cubicle Workstations 2
KI Cubicle Workstations 20
KI Cubicle Workstations 21
KI Cubicle Workstations 22
KI Cubicle Workstations 23
KI Cubicle Workstations 24
KI Cubicle Workstations 25
KI Cubicle Workstations 26
KI Cubicle Workstations 27
KI Cubicle Workstations 28
KI Cubicle Workstations 29
KI Cubicle Workstations 3
KI Cubicle Workstations 30
KI Cubicle Workstations 31
KI Cubicle Workstations 32
KI Cubicle Workstations 33
KI Cubicle Workstations 34
KI Cubicle Workstations 35
KI Cubicle Workstations 36
KI Cubicle Workstations 37
KI Cubicle Workstations 38
KI Cubicle Workstations 39
KI Cubicle Workstations 4
KI Cubicle Workstations 40
KI Cubicle Workstations 5
KI Cubicle Workstations 6
KI Cubicle Workstations 7
KI Cubicle Workstations 8
KI Cubicle Workstations 9
KI Desk
KI Desk
KI Desk
KI Desk
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
KI Piretti Task Chair
Kimball Task Chair
Miller Task Chair
VIA Task Chair

KI Cubicle Workstation 1
KI Cubicle Workstation 2
KI Cubicle Workstation 3
KI Cubicle Workstation 4
KI Cubicle Workstation 5
KI Cubicle Workstation 6
KI Cubicle Workstation 7
KI Cubicle Workstation 8
KI Cubicle Workstation 9
KI Cubicle Workstation 10
KI Cubicle Workstation 11
KI Cubicle Workstation 12
KI Credenza
KI Credenza